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                                                                    Exhibit 23.1




Liebman Goldberg & Drogin, LLP



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

         We hereby consent to the inclusion of our report dated May 26, 1999 with respect to Antra Holdings Group, Inc. for the year ended December 31, 1998 in this Registration Statement on Form 10-SB.


                                              /s/ Liebman Goldberg & Drogin, LLP
                                              ----------------------------------
                                              Liebman Goldberg & Drogin, LLP


Garden City, New York
September 15, 1999